Exhibit 24.1
                                POWER OF ATTORNEY

                       Registration Statement on Form S-4

         Relating to the Registration of Equity Securities in connection with the Split-off

================================================================================

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, does hereby constitute and appoint Edward Blechschmidt, Anthony Puglisi, and William Costantini, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, in my capacity as a director and/or officer of Olsten Corporation and/or Olsten Health Services Holding Corp., to execute the Registration Statement on Form S-4 relating to the registration of equity securities of Olsten Health Services Holding Corp. in connection with the split-off and any and all pre-effective or post-effective amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of October, 1999.

                                          /s/ Victor F. Ganzi
                                          -------------------------------

                                          Name:
                                          Titles with Olsten Corporation:

                                          Director
                                          -------------------------------

                                          Titles with Olsten Health
                                          Services Holding Corp.:

                                          Director
                                          -------------------------------

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

                       Registration Statement on Form S-4

         Relating to the Registration of Equity Securities in connection with the Split-off

================================================================================

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, does hereby constitute and appoint Edward Blechschmidt, Anthony Puglisi, and William Costantini, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, in my capacity as a director and/or officer of Olsten Corporation and/or Olsten Health Services Holding Corp., to execute the Registration Statement on Form S-4 relating to the registration of equity securities of Olsten Health Services Holding Corp. in connection with the split-off and any and all pre-effective or post-effective amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of October, 1999.

                                          /s/ Stuart R. Levine
                                          -------------------------------

                                          Name:
                                          Titles with Olsten Corporation:

                                          Director
                                          -------------------------------

                                          Titles with Olsten Health
                                          Services Holding Corp.:

                                          Director
                                          -------------------------------

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

                       Registration Statement on Form S-4

         Relating to the Registration of Equity Securities in connection with the Split-off

================================================================================

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, does hereby constitute and appoint Edward Blechschmidt, Anthony Puglisi, and William Costantini, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, in my capacity as a director and/or officer of Olsten Corporation and/or Olsten Health Services Holding Corp., to execute the Registration Statement on Form S-4 relating to the registration of equity securities of Olsten Health Services Holding Corp. in connection with the split-off and any and all pre-effective or post-effective amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of October, 1999.

                                          /s/ John M. May
                                          -------------------------------

                                          Name:
                                          Titles with Olsten Corporation:

                                          Director
                                          -------------------------------

                                          Titles with Olsten Health
                                          Services Holding Corp.:

                                          Director
                                          -------------------------------

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

                       Registration Statement on Form S-4

         Relating to the Registration of Equity Securities in connection with the Split-off

================================================================================

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, does hereby constitute and appoint Edward Blechschmidt, Anthony Puglisi, and William Costantini, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, in my capacity as a director and/or officer of Olsten Corporation and/or Olsten Health Services Holding Corp., to execute the Registration Statement on Form S-4 relating to the registration of equity securities of Olsten Health Services Holding Corp. in connection with the split-off and any and all pre-effective or post-effective amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of October, 1999.

                                          /s/ Stuart Olsten
                                          ----------------------------------

                                          Name:
                                          Titles with Olsten Corporation:

                                          Chairman of the Board of Directors
                                          ----------------------------------

                                          Titles with Olsten Health
                                          Services Holding Corp.:

                                          Director
                                          ----------------------------------

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

                       Registration Statement on Form S-4

         Relating to the Registration of Equity Securities in connection with the Split-off

================================================================================

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, does hereby constitute and appoint Edward Blechschmidt, Anthony Puglisi, and William Costantini, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, in my capacity as a director and/or officer of Olsten Corporation and/or Olsten Health Services Holding Corp., to execute the Registration Statement on Form S-4 relating to the registration of equity securities of Olsten Health Services Holding Corp. in connection with the split-off and any and all pre-effective or post-effective amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of October, 1999.

                                          /s/ Richard J. Sharoff
                                          -------------------------------

                                          Name:
                                          Titles with Olsten Corporation:

                                          Director
                                          -------------------------------

                                          Titles with Olsten Health
                                          Services Holding Corp.:

                                          Director
                                          -------------------------------

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

                       Registration Statement on Form S-4

         Relating to the Registration of Equity Securities in connection with the Split-off

================================================================================

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, does hereby constitute and appoint Edward Blechschmidt, Anthony Puglisi, and William Costantini, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, in my capacity as a director and/or officer of Olsten Corporation and/or Olsten Health Services Holding Corp., to execute the Registration Statement on Form S-4 relating to the registration of equity securities of Olsten Health Services Holding Corp. in connection with the split-off and any and all pre-effective or post-effective amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of October, 1999.

                                          /s/ Raymond S. Troubh
                                          -------------------------------

                                          Name:
                                          Titles with Olsten Corporation:

                                          Director
                                          -------------------------------

                                          Titles with Olsten Health
                                          Services Holding Corp.:

                                          Director
                                          -------------------------------

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

                       Registration Statement on Form S-4

         Relating to the Registration of Equity Securities in connection with the Split-off

================================================================================

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, does hereby constitute and appoint Edward Blechschmidt, Anthony Puglisi, and William Costantini, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, in my capacity as a director and/or officer of Olsten Corporation and/or Olsten Health Services Holding Corp., to execute the Registration Statement on Form S-4 relating to the registration of equity securities of Olsten Health Services Holding Corp. in connection with the split-off and any and all pre-effective or post-effective amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of October, 1999.

                                          /s/ Josh S. Weston
                                          -------------------------------

                                          Name:
                                          Titles with Olsten Corporation:

                                          Director
                                          -------------------------------

                                          Titles with Olsten Health
                                          Services Holding Corp.:

                                          Director
                                          -------------------------------

                                                                    Exhibit 24.1
                                POWER OF ATTORNEY

                       Registration Statement on Form S-4

         Relating to the Registration of Equity Securities in connection with the Split-off

================================================================================

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, does hereby constitute and appoint Edward Blechschmidt, Anthony Puglisi, and William Costantini, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, in my capacity as a director and/or officer of Olsten Corporation and/or Olsten Health Services Holding Corp., to execute the Registration Statement on Form S-4 relating to the registration of equity securities of Olsten Health Services Holding Corp. in connection with the split-off and any and all pre-effective or post-effective amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, I have executed this instrument this 7th day of October, 1999.

                                          /s/ Steven E. Grabowski
                                          -------------------------------

                                          Name:
                                          Titles with Olsten Corporation:


                                          -------------------------------

                                          Titles with Olsten Health
                                          Services Holding Corp.:

                                          Director
                                          -------------------------------